                                                                   Exhibit 10.17
                          FIRST AMENDMENT OF MORTGAGE
                           AND OTHER LOAN DOCUMENTS

     THIS FIRST AMENDMENT OF MORTGAGE AND OTHER LOAN DOCUMENTS ("Amendment") is dated as of February 1, 1999, by and between CMC HEARTLAND PARTNERS I, LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), and BANK ONE, ILLINOIS, NA, a national banking association ("Lender").

                                   RECITALS:
                                   --------

     A. Lender has previously made a term loan to Borrower in the principal amount of $2,500,000 (the "Term Loan") pursuant to and in accordance with that certain Loan Agreement, as amended from time to time (the "Term Loan Agreement"), dated as of November 30, 1998, by and between Borrower and Lender. The Term Loan is evidenced by a certain Promissory Note dated as of November 30, 1998 (the "Term Note"), made by Borrower in the original principal amount of $2,500,000 and payable to Lender.

     B. The Term Loan is secured by, among other things, the following documents:

          (i) Mortgage (the "Mortgage") made by Borrower to Lender, dated as of November 30, 1998 and recorded in the Dakota County Recorder's Office on December 7, 1998, as Document No. 1556095 creating a first mortgage lien on certain unimproved real estate located in Rosemount, Dakota County, Minnesota, and legally described in Exhibit A hereto ("Parcel A");
                                         ---------

          (ii) Assignment of Rents and Leases (the "Assignment of Rents") made by the Borrower to Lender, dated as of November 30, 1998 and recorded in the Dakota County Recorder's Office on December 7, 1998, as Document No. 1556096;

          (iii) Security Agreement (the "Security Agreement") made by Borrower, as Debtor, to Lender, as Secured Party, dated as of November 30, 1998; and

          (iv) Environmental Indemnity Agreement (the "Indemnity Agreement") made by Borrower to Lender, dated as of November 30, 1998.

The Mortgage, the Assignment of Rents, Security Agreement and the Indemnity Agreement are hereafter referred to collectively as the "Term Loan Security Documents". The Term Loan Security Documents, the Term Loan Agreement, the Term Note and all of the other documents or agreements delivered to Lender to secure or evidence the Term Loan or to otherwise induce Lender to disburse the proceeds of the Term Loan are hereinafter referred to collectively as the "Term Loan Documents".

     C. Minnesota mortgage registration tax in the amount of $5,750 has been paid on the Mortgage on December 7, 1998, county receipt number 357306.

     D. Concurrently herewith, Lender is making (i) a revolving line of credit (the "Revolving Loan") in the maximum outstanding principal amount of $4,000,000, and (ii) a $1,750,000 construction loan (the "Development Loan") pursuant to and in accordance with that certain Construction Loan Agreement dated as of the date hereof by and between Borrower and Lender, as amended from time to time (the "Construction Loan Agreement"). The Revolving Loan (including all advances, payments and readvances) is evidenced by a certain Note dated as of the date hereof (the "Revolving Note") made by Borrower in the maximum principal amount of $4,000,000 payable to Lender. The Development Loan is evidenced by a certain Note dated as of the date hereof (the "Development Note") made by Borrower in the maximum principal amount of $1,750,000 payable to Lender. The proceeds of the Revolving Loan and the Development Loan shall be used in part to finance the construction of certain improvements on certain real estate owned by Borrower and located in Dakota County, Minnesota, and legally described in Exhibit B hereto ("Parcel B"). All capitalized terms which are not
             ---------
defined herein shall have the meaning ascribed thereto in the Construction Loan Agreement.

     E. Prior to an Event of Default, the Term Loan, the Revolving Loan and the Development Loan shall each accrue interest at the Prime Rate, as determined from time to time, and after an Event of Default shall accrue interest at the Default Rate. The Term Loan matures on December 1, 2000. The Revolving Loan matures on the Revolving Loan Maturity Date. The Development Loan matures on the Development Loan Maturity Date.

     F. A condition precedent to Lender's extension of the Revolving Loan and the Development Loan is Borrower's agreement to execute and deliver this Amendment, in order to cross-collateralize and cross-default the Term Loan, the Revolving Loan and the Development Loan.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1.   INCORPORATION OF RECITALS.  The Recitals set forth above are
          -------------------------
incorporated herein and made a part hereof.

     2.   AMENDMENTS AND REFERENCES.
          -------------------------

          (a) Lender and Borrower hereby agree that the legal description of the premises mortgaged pursuant to the Mortgage be and the same hereby is amended by adding thereto Parcel B; and Borrower hereby MORTGAGES, GRANTS, ASSIGNS, REMISES, RELEASES, WARRANTS, BARGAINS, SELLS, AND CONVEYS to Lender, its successors, substitutes and assigns, with the power of sale and right of entry and possession, as additional security for the Term Loan, Parcel B.

          (b) All Arbitration Provisions contained in the Term Loan Documents are hereby deleted in their entirety.

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          (c)  The Mortgage is hereby amended by adding the following new subsection (d) at the end of Section 15 as follows:

               "(d) Notwithstanding anything to the contrary contained herein, the Premises may be foreclosed in one or more parcels."

          (d) The Mortgage is hereby amended by amending and restating Section 18 of the Mortgage in its entirety as follows:

               "18. Assignment of Rents and Leases.  Concurrently with the
                    ------------------------------
               execution of this Mortgage, Borrower has executed and delivered to Lender that certain Assignment of Rents and Leases in accordance with Minn. Stat. (S) 559.17, in favor of Lender as additional security for all obligations of Borrower to Lender."

          (e) The Mortgage is hereby amended by amending and restating Section 19 of the Mortgage in its entirety as follows:

               "19. Application of Income.  After a receiver is appointed, such
                    ---------------------
               receiver shall have full power to use and apply the avails, rents, issues and profits of the Premises collected from the date of his appointment through the redemption period from any foreclosure sale as follows: First as provided in Minn. Stat.
                                             -----
               (S) 576.01, subdivision 2, Second to the payment of all operating
                                          ------
               expenses of the Premises (which shall include compensation to Lender and its agents, if management is delegated to an agent or agents) and Third to the payment of any indebtedness secured
                           -----
               hereby, including any deficiency which may result from any foreclosure sale."

          (f) The Mortgage is hereby amended by amending and restating Section 32 of the Mortgage in its entirety as follows:

               "32. Additional Indebtedness Secured; Future Advances.
                    ------------------------------------------------

                    (a) To the extent that this Mortgage secures future advances, the amount of such advances is not currently known. By accepting this Mortgage, Borrower acknowledges that it is aware of the provisions of Minnesota Statutes Section 287.05, subd. 5 and intends to comply with the requirements contained therein.

                    (b) The maximum principal amount of indebtedness secured by this Mortgage at any one time, excluding advances made by Lender in protection of the Premises or the lien of this Mortgage, shall be $8,250,000

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

               ($2,5 00,000 for the Term Loan, $4,000,000 for the Revolving Loan and $1,750,00 for the Development Loan).


                    (c) The representations contained in this Paragraph 32 are made solely for the benefit of county recording authorities in determining the mortgage registry tax payable. Borrower acknowledges that such representations do not constitute or imply an agreement by Lender to make any future advances to Borrower.

                    (d) Notwithstanding subparagraph (b) above, this Mortgage secures more than the stated principal amounts of the Term Note, the Revolving Note and the Development Note and the interest thereon; this Mortgage secures any and all other amounts which may become due under the Term Note, the Revolving Note or the Development Note, including, without limitation, any and all amounts expended by Lender, to operate, manage, or maintain the Premises or to otherwise protect the Premises or the lien of this Mortgage."

          (g) The Assignment of Rents is hereby amended by amending and restating Section 8 of the Assignment of Rents in its entirety as follows:

               "8.  Application of Proceeds.  After a receiver is appointed,
                    -----------------------
               such receiver shall have full power to use and apply the avails, rents, issues and profits of the Premises collected from the date of his appointment through the redemption period from any foreclosure sale as follows:

                    (a) First, as provided in Minn. Stat. (S) 576.01, subdivision 2;

                    (b) Second, to reimburse Assignee for all of the following expenses, together with court costs and reasonable attorneys' fees and including interest thereon at the Default Rate: (i) taking and retaining possession of the Premises; (ii) managing the Premises and collecting the rents, issues, income and profits thereof, including without limitation, salaries, fees and wages of a managing agent and such other employees as Assignee may deem necessary and proper; (iii) operating and maintaining the Premises, including without limitation, payment of taxes, charges, claims, assessments, water rents, sewer rents, other liens, and premiums for any insurance required under the Mortgage or any of the other Loan Documents; and (iv) the cost of all alterations, renovations,

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

               repairs or replacements of or to the Premises which Assignee may deem necessary and proper;

                    (c) Third, to reimburse Assignee for all sums expended by Assignee pursuant to Paragraph 7(d) above, together with interest thereon at the Default Rate;

                    (d) Fourth, to reimburse Assignee for all other sums with respect to which Assignee is indemnified pursuant to Paragraph 9 below, together with interest thereon at the Default Rate;

                    (e) Fifth, to reimburse Assignee for all other sums expended or advanced by Assignee pursuant to the terms and provisions of or constituting additional indebtedness under any of the other Loan Documents, together with interest thereon at the Default Rate;

                    (f) Sixth, to the payment of all accrued and unpaid interest under the Note;

                    (g) Seventh, to payment of the unpaid principal balance of the Note and any and all other amounts due thereunder or under the other Loan Documents; and

                    (h) Eighth, any balance remaining to Assignor, its respective legal representatives, successors and assigns or to such other parties which may be legally entitled thereto."

     All references to the Land, the Real Estate, the Property or the Premises contained in the Term Loan Security Documents hereinafter collectively refer to Parcel A and Parcel B. All references to the Mortgage, the Assignment of Rents, the Security Agreement and the Indemnity Agreement contained in any of the Term Loan Security Documents shall be deemed to refer to each of such documents as further amended by this Amendment.

     3.   ADDITIONAL COLLATERAL FOR THE REVOLVING LOAN AND DEVELOPMENT LOAN.
          -----------------------------------------------------------------
All of the Term Loan Security Documents securing the Term Loan shall additionally secure the Revolving Loan and Development Loan on a pari passu basis; and Borrower hereby grants to Lender as additional security for the Revolving Loan and Development Loan, all of the security interests granted to Lender under the Term Loan Security Documents. All references to the Note in the Term Loan Security Documents shall collectively refer to the Term Note, the Revolving Note and the Development Note.

     4.   CROSS-DEFAULTS: INTEGRATION OF LOAN DOCUMENTS.  Any Event of Default
          ---------------------------------------------
under any of the Term Loan Documents shall, at Lender's election, be deemed an Event of Default under the Construction Loan Agreement, the Revolving Loan and the Development Loan and any Event of Default under the Construction Loan Agreement, the Revolving Loan or the Development Loan shall, at Lender's election, be deemed an Event of Default under the Term Loan. Notwithstanding the foregoing, the parties intend that, in the event that either of the Term Loan, Development Loan or Revolving Loan shall be retired prior to the retirement of the other loans, the lien of the Mortgage and all other security interests securing the remaining loans shall continue in full force and effect.

     5.   STATUTORY POWER OF SALE, WAIVER AND AGREEMENT.  At maturity of the
          ---------------------------------------------
Term Loan, the Revolving Loan or the Development Loan as the case may be, whether at the stated time or prior thereto by the acceleration of maturity pursuant hereto, Lender (in addition to any other remedies provided for in the Mortgage, as amended by this Amendment, or which it may have at law or equity) shall have the statutory power of sale, and on foreclosure may retain statutory costs and attorneys' fees. BORROWER HEREBY EXPRESSLY CONSENTS TO THE FORECLOSURE AND SALE OF THE PREMISES BY ACTION PURSUANT TO MINNESOTA STATUTES CHAPTER 581 OR, AT THE OPTION OF LENDER, BY ADVERTISEMENT PURSUANT TO MINNESOTA STATUTES CHAPTER 580, WHICH PROVIDES FOR SALE AFTER SERVICE OF NOTICE THEREOF UPON THE OCCUPANTS OF THE PREMISES AND PUBLICATION OF SAID NOTICE FOR SIX WEEKS IN THE COUNTY IN MINNESOTA WHERE BY PREMISES IS SITUATED; ACKNOWLEDGES THAT SERVICE NEED NOT BE MADE UPON BORROWER PERSONALLY (UNLESS BORROWER IS AN OCCUPANT) AND THAT NO HEARING OF ANY TYPE IS REQUIRED IN CONNECTION WITH THE SALE; AND EXCEPT AS MAY BE PROVIDED IN SAID STATUTES, EXPRESSLY WAIVES ANY AND ALL RIGHT TO PRIOR NOTICE OF SALE OF THE PREMISES AND ANY AND ALL RIGHTS TO A PRIOR HEARING OF ANY TYPE IN CONNECTION WITH THE SALE OF THE PREMISES.

     6.   MATURITY DATE.  The Mortgage, as amended by this Amendment shall
          -------------
mature the later of the Revolving Loan Maturity Date or the Development Loan Maturity Date.

     7.   CONFIRMATORY DOCUMENTS.
          ----------------------

          (a) Borrower hereby covenants and agrees that it shall execute such confirmatory documents as Lender may reasonably request in order to implement the purpose and intent of this Amendment.

          (b) Borrower, at its sole cost and expense, shall provide Lender with an endorsement to the title insurance policy issued to Lender with respect to the Term Loan, satisfactory in form and substance to Lender, showing that Parcel B has been subject to the Mortgage and showing no exceptions to title other than the "Permitted Exceptions" as defined in the Term Loan Agreement.

     8.   NOTICES.  Any notices required or permitted hereunder may be given in
          -------
accordance with notice provisions of the respective Term Loan Documents.

     9.   AMENDMENT BINDING.  This Amendment shall be binding on Borrower and
          -----------------
its successors and permitted assigns, and shall inure to the benefit of Lender and its successors and assigns.

     10.  CONTINUED EFFECTIVENESS.  Except as expressly provided herein, the
          -----------------------
Term Loan Documents shall remain in full force and effect in accordance with their respective terms.

     11.  GOVERNING LAW.  Except with respect to the creation, perfection and
          -------------
priority of the liens and security interests created by the Term Loan Security Documents, as amended by this Amendment, which shall be construed in accordance with and governed by the laws of the State of Minnesota, the validity and interpretation of the Term Loan Security Documents, as amended by this Amendment shall be construed in accordance with the laws and decisions of the State of Illinois.

     12.  INVALIDITY OF PROVISIONS.  If any provision of this Agreement shall be
          ------------------------
prohibited by or be invalid under applicable law, such provision shall be deemed ineffective to the extent of such prohibition or invalidity, without invalidating the remained of such provisions or the remaining provisions of this Agreement.

     13.  TIME IS OF THE ESSENCE.  Time is of the essence of the payment of all
          ----------------------
amounts due Lender under this Agreement and performance and observance by Borrower of each covenant, agreement, provision and term of this Agreement.



       [remainder of page in intentionally blank; signature page follows]

     IN WITNESS WHEREOF, this Amendment has been entered into as of the date first above written.


CMC HEARTLAND PARTNERS I, LIMITED        BANK ONE, ILLINOIS, NA, a national
PARTNERSHIP, a Delaware limited          banking association
partnership
                                         By:     ______________________________
By:  Heartland Development               Title:  ______________________________
     Corporation, a Delaware
     corporation


By:     ________________________
Title:  ________________________


This instrument was prepared by and, after recording, return to:

Schwartz, Cooper, Greenberger & Krauss
180 North LaSalle Street, Suite 2700
Chicago, Illinois 60601
Attn: Gary P. Segal, Esq.

STATE OF ILLINOIS        )
                         )  SS.
COUNTY OF COOK           )


     I, ____________________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ________________, the __________________ of Heartland Development Corporation, a Delaware corporation, the general partner of CMC Heartland Partners I, Limited Partnership, a Delaware limited partnership who is personally known to me to be the same person whose name is subscribed to the foregoing instrument in such capacity, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of the corporate general partner, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal, this ____ day of January, 1999.


                                    ____________________________________
                                              NOTARY PUBLIC




STATE OF ILLINOIS        )
                         )  SS.
COUNTY OF COOK           )


     I, ____________________________, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ___________, a __________ vice president of Bank One, Illinois, NA, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument in such capacity, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of the bank, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal, this ____ day of January, 1999.


                                    ____________________________________
                                         NOTARY PUBLIC

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

                                   EXHIBIT A
                                   ---------

                         LEGAL DESCRIPTION OF PARCEL A
                         -----------------------------

PARCEL ONE:

     Lot Sixty-five (65) of Auditor's Subdivision No. One (1), Rosemount, according to the plat thereof now on file and of record in the office of the Register of Deeds in and for said County and State; the same being all that part of the Southeast Quarter (SE 1/4) of Section 29, Township 115, Range 19, lying East of the railroad right of way of the former Chicago, Milwaukee and St. Paul Railway, excepting therefrom the following:

     A. A strip of land heretofore deeded to the Burlington, Cedar Rapids and Northern Railway Company of Iowa, by deed dated October 4, 1901, recorded in Book 113 of Deeds, page 190;

     B. An easement to Minnesota Northern Natural Gas Company, a Minnesota corporation, dated September 30, 1933, recorded in Book 195 of Deeds, page 15;

     C. An easement containing 3.37 acres, more or less, to the United States of America described in Judgment on Declaration of Taking dated December 15, 1943, recorded in Book 51 of M.R., page 552;

     D. All that part of Lot 65 of Auditor's Subdivision No. 1, Rosemount, according to the plat thereof now on file and of record in the office of the Register of Deeds for said County and State; (the same being all that part of the Southeast Quarter (SE 1/4) of Section 29, Township 115, Range 19, lying East of the railroad right of way;) which lies North of the North line of that certain easement dated December 15, 1943, and recorded in Book 51 of Miscellaneous Records at page 552, in the office of the Register of Deeds of Dakota County, and West of a line parallel to and 920 feet West of the East line of the Southeast Quarter (SE1/4) of Section 29, Township 115, Range 19, Dakota County, Minnesota. Subject to the rights of the public and public utilities easements in the roadway along the North side of the premises herein conveyed, containing 16.6 acres, more or less.

PARCEL 2

     Outlots A, B, C and D; all in Bloomfield.

Said parcels being in Dakota County, State of Minnesota

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

                                   EXHIBIT B
                                   ---------

                         LEGAL DESCRIPTION OF PARCEL B
                         -----------------------------


     Lots 1 through 18 inclusive, Block 1; Lots 1 through 9 inclusive, Block 2; Lots 1 through 11, inclusive, Block 3; Lots 1 through 39 inclusive, Block 4; Lots 1 through 88 inclusive, Block 5; all in Bloomfield.

Said parcel being in Dakota County, State of Minnesota

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